Advisors Disciplined Trust 1408

                          Supplement to the Prospectus

     Nuveen Municipal Advantage Fund, Inc. (NYSE: NMA) has merged with and into Nuveen Enhanced Municipal Credit Opportunities Fund (formerly Nuveen Dividend Advantage Municipal Fund 3) (NYSE: NZF). Nuveen Quality Income Municipal Fund, Inc. (NYSE: NQU) has merged with and into Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund (formerly Nuveen Dividend Advantage Municipal Income
Fund) (NYSE: NVG). Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio will no longer include shares of Nuveen Municipal Advantage Fund, Inc. or Nuveen Quality Income Municipal Fund, Inc.

     Supplement Dated:  April 11, 2016















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